Safety and Efficacy of AQX-1125 in
Interstitial Cystitis/Bladder Pain Syndrome
Results of the Phase 2 LEADERSHIP Trial
Dr. Stephen B. Shrewsbury
MD
Chief Medical Officer, Aquinox Pharmaceuticals (Canada) Inc.
September 18
, 2015
ESSIC, Rome
Exhibit 99.2
th

A Novel First in Class Anti-Inflammatory Therapy
AQX-1125, a SHIP1 activator:
•
Broad anti-inflammatory potential
•
Favourable
ADME:
•
Once daily oral administration
•
T½ 21hrs
•
Dose proportional PK, No food effect
•
High bioavailability; Not metabolized ~60/40 Liver/Renal elimination as unchanged parent
•
Well tolerated in 5 clinical trials completed
•
>360 subjects dosed

LEADERSHIP Trial: Endpoints & Selection Criteria
Primary
Endpoint:
AQX-1125
vs
placebo
on
average
daily
pain
score
utilizing
eDiaries
Secondary Endpoints: Difference in the change from baseline in:
-
Average
pain score at clinic
-
Maximum
daily pain on eDiary
-
O’Leary-Sant
Interstitial Cystitis Symptom Index and Problem Index (ICSI/PI)
-
Bladder Pain/Interstitial Cystitis Symptom Score (BPIC-SS)
-
Voiding frequency over a 24 hour period
Safety, Pharmacokinetics
Selection Criteria
•
Key Inclusion: Diagnosed>12m/
15y; +ve
cystoscopy within 36m; BPIC-SS
19 V1/2;
ICSI/PI
8 V2; Average pain
5 over 7d;
8 voids in 24h
•
Key Exclusion: Pelvic
floor pain (
5/10); UTI in 30d;
1+ hematuria; H/o chronic
substance abuse, dependency or abuse of opiates;
intravesical
Tx
in 60d
ClinicalTrials.Gov: NCT 01882543

LEADERSHIP Trial: Subject Disposition

Screened
N=137
Randomized to
Treatment
N=69
Placebo
N=32
Discontinued, N=3
(Adverse event, N=2)
(Other, N=1)
Completed, N=29
AQX-1125
N=37
Discontinued, N=4
(Adverse event, N=2)
(Withdrew consent, N=2)
Completed, N=33
Screen Failures, N=68
(Pain score, N=19)
(Withdrew consent, N=11)
(Prohibited meds, N=10)
(UTI, N=7)
(Cystoscopy, N=4)
(Pelvic floor pain, N=3)
(IC > 15yrs, N=2)
(BMI, N=2)
(Substance abuse, N=2)
(BPIC-SS score, N=2)
(Other, N=6)

LEADERSHIP Trial: Baseline Demographics

Placebo
(N=32)
AQX-1125
(N=37)
Age
(years;
mean
±
SD)
53.1
(12.9)
52.1
(14.9)
Duration
of
Diagnosis
(months;
mean
±
SD)
76.3
(57.3)
63.5
(54.4)
Number
on
at
Least
One
Concomitant
Medication
for
Pain
1
(%)
22
(68.8)
22
(59.5)
-
Number on Pentosan
Polysulphate
Sodium
(%)
9
(28.1)
12
(32.4)
-
Number on Amitriptyline (%)
9
(28.1)
9
(24.3)
-
Others
14
(43.8)
13
(35.1)
Average
Daily
Pain
(mean
±
SD)
6.7
(1.01)
6.4
(0.88)
Maximum
Pain
(mean
±
SD)
7.9
(1.05)
7.6
(1.04)
O’Leary-Sant
ICSI/PI
(mean
±
SD)
30.2
(4.40)
27.3
(5.04)
-
ICSI
(mean
±
SD)
16.1
(2.87)
14.4
(2.94)
-
ICPI
(mean
±
SD)
14.1
(1.92)
12.9
(2.36)
BPIC-SS
(mean
±
SD)
31.6
(3.28)
29.6
(3.62)
Voiding
Frequency,
24h
(mean
±
SD)
20.3
(11.97)
17.0
(7.97)
1
Includes PPS, Amitriptyline and Others.  Some patients on more than one medication.

Placebo
AQX-1125
p = 0.165
p = 0.086
p = 0.061
p = 0.460
0
-1
-2
-3
Change from Baseline Pain (eDiary)
(Mean ± SE)
Baseline
2 Weeks
4 Weeks
6 Weeks
10 Weeks
(Follow-up)
Treatment period

6 LEADERSHIP Trial: Average Pain (eDiary) - Reduced Average Daily Pain (11-Point NRS, eDiary)

Placebo
AQX-1125
Change from Baseline Pain (eDiary) Mean (SE)
-1.4
-2.4
p=0.061

Placebo
AQX-1125
Change from Baseline Pain (Clinic) Mean (SE)
-1.0
-2.6
**p=0.006

Placebo
AQX-1125
Change from Baseline in Maximum Daily Pain (eDiary) Mean (SE)
-1.4
-2.6
*p=0.030

Placebo
AQX-1125
Change from Baseline ICSI Mean (SE)
-1.3
-3.7
**p=0.005

Placebo
AQX-1125
Change from Baseline ICPI Mean (SE)
-1.5
-3.5
*p=0.015

Placebo
AQX-1125
Change from Baseline BPIC-SS Mean (SE)
-3.7
-8.5
*p=0.012

Placebo
AQX-1125
Change in Voiding Frequency Mean (SE)
-2.6
-4.3
p=0.470

BPIC-SS
Voiding Frequency (24 hrs)
Average Daily Pain (eDiary)
Average Pain (Clinic)
Maximum Daily Pain (eDiary)
O’Leary-Sant
ICSI
LEADERSHIP
Trial:
Pain
and
Symptoms
at
6
Weeks
-
Reduced

O’Leary Sant
ICPI

≥			
	≥			
	≥			
	≥			

1) Avg NRS Pain
(e-Diary)
AQX-1125
PLACEBO
Cummulative Percent
NRS Pain Score Percent Change From Baseline

2) Max NRS Pain
(e-Diary)
AQX-1125
PLACEBO
Cummulative Percent
Max NRS Pain Score Percent Change From Baseline

Aquinox

LEADERSHIP
Trial:
Responder
Rates
-
Improved
Endpoint
(at Week 6)
Reduction
AQX-1125
(N=37)
%
(n)
Placebo
(N=32)
% (n)
Proportion of
responders
AQX-1125:Placebo
1) Avg
NRS Pain
(e-Diary)
30%
51.4%
(19)
28.1% (9)
1.83
50%
29.7%
(11)
15.6%
(5)
1.90
2) Max NRS Pain
(e-Diary)
30%
46.0% (17)
25.0% (8)
1.84
50%
35.1% (13)
12.5% (4)
2.81

Concentration (ng/mL)
Phase 2a LPS Challenge, 7 Days, Plasma
LEADERSHIP, 4 Weeks, Plasma
LEADERSHIP, 6 Weeks, Plasma
LEADERSHIP, 4 Weeks, Urine
LEADERSHIP, 6 Weeks, Urine

Aquinox

LEADERSHIP Trial: Safety & PK Summary
AEs
Placebo
N=32
AQX-1125
N=37
N (%)
N (%)
Total
AEs
25 (78.1)
19 (51.4)
GI Disorders
11 (34.4)
12 (32.4)
Eye Disorders
3 (9.4)
2 (5.4)
SAEs
0 (0.0)
0 (0.0)
Deaths
0 (0.0)
0 (0.0)
AEs Leading to
Discontinuation
2 (6.3)
2 (5.4)
*AEs by subject. Subjects counted once per SOC, PT and Treatment group
9
Treatment Emergent Adverse Events*                          Pharmacokinetics (Plasma & Urine)
10
100
1000
10000
100000
1000000